UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2020
COMSTOCK MINING INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-35200 (Commission File Number)	65-0955118 (I.R.S. Employer Identification Number)
117 American Flat Road, Virginia City, Nevada 89440
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: (775) 847-5272

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000666 per share	LODE	NYSE AMERICAN

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 28, 2020, the Board of Directors (the “Board”) of Comstock Mining Inc. (the “Company”) ratified the following equity-based awards that were awarded by the Compensation Committee of the Board under the Comstock Mining Inc. 2011 Equity Incentive Plan (the “Plan”): (a) 315,000 shares of Common Stock were granted to the non-executive directors of the Board; and (b) 138,800 options to purchase shares of Common Stock (inclusive of 50,000 options granted to the Company’s Executive Chairman and CEO, Corrado DeGasperis) were granted to employees of the Company, with an exercise price equal to the closing sales price on the date of option grant and expiring on the second anniversary date of the date of option grant (collectively, the “Equity-Based Awards”).  The Equity-Based Awards all immediately vested in full on the grant date.
Additionally, the Compensation Committee approved special, performance-based cash awards to Corrado De Gasperis, the Company’s Executive Chairman and Chief Executive Officer: $25,000 for securing external capital to fund the Company’s mercury remediation joint venture and $100,000 upon the successful closing on the sale of the $10.1 million sale of non-mining assets in Silver Springs, Nevada (together, the “Cash Awards”).
The foregoing description of the Equity-Based Awards and the Plan is qualified in its entirety by reference to the Form of Notice of Stock Grant and Form of Notice of Option Grant attached to this Current Report on Form 8-K and filed herewith as Exhibits 10.2 and 10.3, respectively, and the Plan filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, as filed with the SEC on June 29, 2011, which Exhibit is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

10.2	Form of Notice of Stock Grant under the Comstock Mining Inc. 2011 Equity Incentive Plan, as filed herewith.

10.3	Form of Notice of Option Grant under the Comstock Mining Inc. 2011 Equity Incentive Plan, as filed herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMSTOCK MINING INC.
Date: June 1, 2020	By:	/s/ Corrado De Gasperis
Name: Corrado De Gasperis Title: Executive Chairman and Chief Executive Officer